SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION (SAI)
                            for CASH EQUIVALENT FUND
                             Money Market Portfolio
                         Government Securities Portfolio
                              Tax-Exempt Portfolio

                             Dated December 1, 2001



The following paragraph replaces the first paragraph in the section titled "DIVIDENDS, CAPITAL GAINS AND TAXES" of the fund's SAI:

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the second to last business day of each month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Portfolio.

























April 1, 2002